UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2010

CombiMatrix Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33523	47-0899439
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6500 Harbour Heights Parkway, Suite 303
Mukilteo, Washington 98275

(Address of principal executive offices, including zip code)

(425) 493-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2010, Thomas Akin and Brooke Anderson, Ph.D. tendered their resignations from the Board of Directors of CombiMatrix Corporation (the “Registrant”).  Mr. Akin and Dr. Anderson each indicated that they had no dispute with the Corporation’s operations, policies or practices.  The Board accepted Mr. Akin’s and Dr. Anderson’s resignations and appointed director Mark McGowan to replace Mr. Akin as Chairman of the Board.  Director Rigdon Currie was appointed to replace Mr. Akin as Chairman of the Audit Committee.  After consideration of Mr. Currie’s qualifications, the Board also recognized Mr. Currie as the “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission.  The Board also appointed director Scott Gottlieb, M.D. to serve on the Audit Committee.

Item 8.01.  Other Events.

On June 7, 2010, the Registrant announced that its annual meeting of stockholders, scheduled to be held on June 29, 2010 at 1:00 p.m. local time, will take place in Irvine, California, rather than Mukilteo, Washington.  The new venue of the annual meeting is the Hyatt Regency Irvine, 17900 Jamboree Road, Irvine, California 92614.  Notices of the change in venue are being sent to shareholders of record entitled to vote at the meeting.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1   Press Release dated June 7, 2010

Forward-Looking Statements

This Current Report on Form 8-K, including its exhibits, contains forward-looking statements. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “intend,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements, other than statements of historical fact included in this Current Report on Form 8-K, are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION

Dated:	June 7, 2010	By:	/s/ SCOTT R. BURELL
Scott R. Burell, Chief Financial Officer